[LETTERHEAD SUSSEX BANCORP]


                                                                 March 20, 2003


To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Sussex Bancorp (the "Company"), the holding company for Sussex Bank (the "Bank"), to be held on April 23, 2003, at 10:30 a.m. at the Bank's Augusta office, 100 Route 206, Augusta, New Jersey.

     At the Annual Meeting stockholders will be asked to consider and vote upon the election of Mark J. Hontz, Donald Kovach and Joel D. Marvil to the Company's Board of Directors to each serve for a term of three years and upon the election of Edward J. Leppert to serve until the 2005 Annual Meeting.

     The Board of Directors of the Company believes that the election of its nominees to the Board of Directors is in the best interests of the Company and its stockholders and unanimously recommends that you vote "FOR" each of the Board's nominees.

     Your cooperation is appreciated since a majority of the Common Stock of the Company must be represented, either in person or by proxy, to constitute a quorum for the conduct of business. Whether or not you expect to attend, please sign, date and return the enclosed proxy card promptly in the postage-paid envelope provided so that your shares will be represented.

                                                         Very truly yours,

                                                         /s/ William E. Kulsar
                                                         -----------------------
                                                         William E. Kulsar
                                                         Secretary

                                 SUSSEX BANCORP
                              399 State Highway 23
                                  P.O. Box 353
                               Franklin, NJ 07416


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 23, 2003


     Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Sussex Bancorp (the "Company") will be held at Sussex Bank's Augusta office, 100 Route 206, Augusta, New Jersey, on April 23, 2003, at 10:30 a.m. for the purpose of considering and voting upon the following matters:

     1. The election of Mark J. Hontz, Donald L. Kovach, Joel D. Marvil and Edward J. Leppert to serve as directors of the Company, for a term of three years with regard to Messrs. Hontz, Kovach and Marvil and until the 2005 Annual Meeting with regard to Mr. Leppert, and in each case until his successor is elected and duly qualified; and

     2. Such other business as shall properly come before the Annual Meeting.

     Stockholders of record at the close of business on March 3, 2003 are entitled to notice of and to vote at the Annual Meeting. Whether or not you contemplate attending the Annual Meeting, it is suggested that the enclosed proxy be executed and returned to the Company. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Company a later proxy or by delivering a written notice of revocation to the Company.

                                             By Order of the Board of Directors


                                             /s/ William E. Kulsar
                                             -----------------------------------
                                             William E. Kulsar
                                             Secretary

Franklin, New Jersey
March 20, 2003


                   IMPORTANT---PLEASE MAIL YOUR PROXY PROMPTLY

                                 SUSSEX BANCORP
                              399 State Highway 23
                                  P.O. Box 353
                               Franklin, NJ 07416

                       ----------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 23, 2003


                       ----------------------------------


                       GENERAL PROXY STATEMENT INFORMATION

     This Proxy Statement is being furnished to stockholders of Sussex Bancorp (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the annual meeting of stockholders (the "Annual Meeting"), to be held on April 23, 2003, at 10:30 a.m., at Sussex Bank's Augusta office, 100 Route 206, Augusta, New Jersey and at any adjournments thereof. The 2002 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended December 31, 2002, and a proxy card, accompany this Proxy Statement, which is first being mailed to record holders on or about March 20, 2003.

Solicitation and Voting of Proxies

     Regardless of the number of shares of common stock, no par value, of the Company ("Common Stock") owned, it is important that you vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted "FOR" the election of each of the nominees for director named in this Proxy Statement.

     Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that may be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

     A proxy may be revoked at any time prior to its exercise by sending a written notice of revocation to the Company, 399 State Highway 23, P.O. Box 353, Franklin, New Jersey 07416, Attn: Candace A. Leatham. A proxy filed prior to the Annual Meeting may be revoked by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

     The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company. Proxies may also be solicited personally or by mail or telephone by directors, officers and other employees of the Company and Sussex Bank (the "Bank"), its wholly owned subsidiary, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

     The securities which may be voted at the Annual Meeting consist of shares of the Company's Common Stock, with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

     The close of business on March 3, 2003, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 1,695,462 shares.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     The proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under New Jersey law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to broker non-votes or abstentions.

                              ELECTION OF DIRECTORS


     The Company's Certificate of Incorporation and its Bylaws authorize a minimum of five (5) and a maximum of twenty-five (25) directors but leave the exact number to be fixed by resolution of the Board of Directors. The Board has fixed the number of directors at nine (9).

     Directors are elected to serve for staggered terms of three years each, with the term of certain directors expiring each year. Directors serve until their successors are duly elected and qualified.

     If, for any reason, any of the nominees become unavailable for election, the proxy solicited by the Board of Directors will be voted for a substitute nominee selected by the Board of Directors. The Board has no reason to believe that any of the named nominees is not available or will not serve if elected. Unless authority to vote for the nominee is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the election of the nominees proposed by the Board of Directors.


     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.


Information with respect to the Nominees

     The following tables set forth, as of the Record Date, the names of the nominees for election and those directors whose terms continue beyond the Annual Meeting, their ages, a brief description of their recent business experience, including present occupations, and the year in which each became a director of the Company or the Bank. No nominee is a director of another company registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.



                                                      Table I
                                          Nominees for 2003 Annual Meeting
---------------------------------------------------------------------------------------------------------

  Name, Age and Position                Principal Occupations During               Director       Term
     With the Company                          Past Five Years                     Since (1)     Expires
---------------------------------------------------------------------------------------------------------

Mark J. Hontz, 36                 Partner                                             1998         2006
Director                          Hollander Hontz Weaver  Hinkes & Pasculli,
                                  L.L.C.(attorneys) Newton, New Jersey
---------------------------------------------------------------------------------------------------------

Donald L. Kovach, 67              Chairman, CEO and President of the Company;         1976         2006
Chairman of the Board,CEO         Chairman and CEO of the Bank
and President
---------------------------------------------------------------------------------------------------------
Edward J. Leppert, 42             Owner, E.J. Leppert & Co. (certified public
Director                          accountants); previously partner, Murphy,
                                  Perry & Leppert.                                    2002         2005

---------------------------------------------------------------------------------------------------------

Joel D. Marvil, 68                Chairman of Manufacturing Co.                       1989         2006
Director                          Ames Rubber Corporation
                                  Hamburg, New Jersey
---------------------------------------------------------------------------------------------------------
(1) Includes prior service on Board of Directors of the Bank prior to formation of the Company.

                                                      Table II
                          Directors of the Company whose Terms Continue Beyond this Annual Meeting
---------------------------------------------------------------------------------------------------------

   Name, Age and Position                Principal Occupations During              Director        Term
      With the Company                          Past Five Years                    Since (1)     Expires
---------------------------------------------------------------------------------------------------------

Irvin Ackerson, 80                Excavating Contractor
Director                          Ackerson Contracting Co.                            1976         2004
                                  Oak Ridge, New Jersey

---------------------------------------------------------------------------------------------------------

William E. Kulsar, 66             Certified Public Accountant                         1976         2004
Secretary and Director            Caristia, Kulsar & Wade, P.A.
                                  Sparta, New Jersey


---------------------------------------------------------------------------------------------------------

Terry Thompson, 56                President and Chief Operations Officer
Director                          of the Bank                                         2001         2004
---------------------------------------------------------------------------------------------------------

Richard Scott, 67                 Dentist, Richard Scott, DDS
Director                          Franklin, New Jersey                                1976         2005
---------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------

Joseph Zitone, 71                 General Contractor, Zitone Construction
Director                          Montague, New Jersey                                1984         2005

---------------------------------------------------------------------------------------------------------

----------------------------------

(1) Includes prior service on Board of Directors of the Bank prior to formation of the Company.

Board of Directors' Meetings

     Pursuant to the New Jersey Business Corporation Act and the Company's by-laws, the Company's business and affairs are managed under the direction of the Board of Directors. The Board of Directors of the Company held six meetings during 2002. The Board of Directors holds regularly scheduled meetings each month and special meetings as circumstances require. All of the directors of the Company attended at least 75% of the total number of Board meetings held and committee meetings held during 2002.

Committees of the Board

     During 2002, the Board of Directors maintained an Audit Committee and a Compensation Committee. The Company does not maintain a separate Nominating Committee. The full Board acts as a Nominating Committee.

     Audit Committee. The Company's Audit Committee consisted during 2002 of Directors William E. Kulsar (Chairman), and Mark J. Hontz. The Audit Committee met five times during 2002. For 2003, Mr. Edward J. Leppert has been appointed Chairman of the Audit Committee. Messrs. Joel Marvil, and Richard W. Scott have been appointed to the Audit Committee and Mr. Kulsar will continue as a member of the Committee.

                             Audit Committee Report
                             ----------------------

     The Audit Committee meets periodically to consider the adequacy of the Company's financial controls and the objectivity of its financial reporting. The Audit Committee meets with the Company's independent auditors and the Company's internal auditors, both whom have unrestricted access to the Audit Committee.

     All Directors who serve on the Audit Committee are "independent" for purposes of the American Stock Exchange listing standards and, as required under the Sarbanes-Oxley Act, no member of the Audit Committee receives any form of compensation from the Company, apart from compensation for Board and Committee service. The Board has adopted a written charter for the Audit Committee setting forth the audit related functions the Audit Committee is to perform. This Charter was filed with the SEC as an exhibit to the year 2000 proxy statement.

     In connection with this year's financial statements, the Audit Committee has reviewed and discussed the Company's 2002 audited financial statements with the Company's officers and Beard Miller Company, LLP, its independent auditors. We have discussed with Beard Miller Company, LLP the matters required to be discussed by Statements on Auditing Standards 61, 89 and 90 (Communication with Audit Committees), as amended or supplemented, which include, among other items, matters related to the conduct of the audit of the Company's financial statements. We also have received the written disclosures and letter from Beard Miller Company, LLP as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and have discussed with representatives of Beard Miller Company, LLP their independence with regard to all services provided.

     Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on form 10-KSB for the fiscal year ended December 31, 2002 for filing with the U.S. Securities and Exchange Commission.

Edward J. Leppert (Chairman)
William E. Kulsar
Joel D. Marvil
Richard Scott

Compensation Committee. The Company maintains a Compensation Committee which sets the compensation for the executive officers of the Company. In 2002, the Compensation Committee consisted of Directors Joel D. Marvil (Chairman), Irvin Ackerson, Joseph Zitone and Mark J. Hontz and met twice.

Compensation of Directors

     During 2002, Directors of the Bank who were not full-time employees of the Bank received a fee of $500 for each regular monthly Bank Board meeting or special Bank Board meeting attended, and $100 for each committee meeting attended. Each member of the Bank's loan committee will receive $500 per meeting in 2003. During 2002, Directors of the Company received an annual retainer of $4,000 each. For 2003, the annual retainer was increased on $5,000. In addition, members of the Audit Committee will receive in 2003 an additional fee of $1,000 per Audit Committee meeting, and the Chairman will receive $1,500 per meeting.

     The Company maintains the 1995 Stock Option Plan for Non-Employee Directors (the "Non-Employee Plan), the purpose of which is to assist the Company in attracting and retaining qualified persons to serve as members of the Board of Directors. Under the Non-Employee Plan, options may be granted at exercise prices which may not be less than the fair market value of the Common Stock on the date of grant. Under the Non-Employee Plan, each non-employee director elected at the 1995 Annual Meeting was granted an option to purchase 3,000 shares at $11.25 per share (or 5,516 shares at $5.08 as adjusted for stock dividends). In addition, each non-employee director who is elected or re-elected to serve on the Board of Directors at succeeding annual meetings will be granted an option to purchase 500 shares of Common Stock at the time of such re-election. As of December 31, 2002, 43,721 options were outstanding under this plan and 6,733 authorized shares were available for grant.

     In addition, members of the Board of Directors are eligible to participate in the 2001 Stock Option Plan, which was approved by the shareholders in 2000. Under the 2001 Stock Option Plan, options to purchase up to a total of 165,000 shares of Common Stock may be granted. Pursuant to the terms of the 2001 Stock Option Plan, options which qualify as incentive stock options under the Internal Revenue Code of 1986 must be granted at an exercise price of no less than 100% of the then current fair market value of the Common Stock, and options which are non-statutory options may be granted at an exercise price no less than 85% of the then current fair market value of the Common Stock.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth information concerning the beneficial ownership of shares of Common Stock as of February 28, 2003, by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the issued and outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each executive officer of the Company described in this Proxy Statement under the caption "Executive Compensation" and (iv) all directors and executive officers of the Company as a group. Other than as set forth in this table, the Company is not aware of any individual or group which holds in excess of 5% of the outstanding Common Stock.

----------------------------------------------------------------------

                               Number of Shares            Percent
 Name of Beneficial           Beneficially Owned (1)       of Class
                             ----------------------         --------
----------------------------------------------------------------------
                                                            2.02%
Irvin Ackerson                   34,288 (2)
----------------------------------------------------------------------
                                                            0.23%
Mark J. Hontz                      3,893 (3)
----------------------------------------------------------------------
                                                            7.18%
Donald L. Kovach              121,767 (4)(5)
----------------------------------------------------------------------
                                  22,959 (6)                1.35%
William E. Kulsar
----------------------------------------------------------------------
                                  10,391 (7)                0.63%
Edward J. Leppert
----------------------------------------------------------------------
                                                            2.68%
Joel D. Marvil                    45,440 (8)
----------------------------------------------------------------------
                                                            3.07%
Richard Scott                     52,011 (9)
----------------------------------------------------------------------
                                                            1.01%
Terry Thompson                   17,132 (10)
----------------------------------------------------------------------
                                                            4.22%
Joseph Zitone                   85, 156 (11)
----------------------------------------------------------------------

--------------------------------------------------------------------------------
Directors & Principal Officers        425,540                    25.10%
as a Group (9 persons)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

Name of Beneficial Owner of
  More Than 5% of the               Number of Shares            Percent
      Common Stock                 Beneficially Owned (1)       of Class
--------------------------------------------------------------------------------
Ambrose Hamm
P.O. Box E                            124,940                     7.37%
Branchville, NJ 07826
--------------------------------------------------------------------------------
Lakeland Bancorp, Inc.
250 Oak Ridge Road                    161,391                     9.64%
Oak Ridge, NJ 07438
--------------------------------------------------------------------------------

(1) Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person, and (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person, either directly or through the dividend reinvestment plan.

(2) Includes 10,875 shares owned by Mr. Ackerson's wife. Also includes 11,513 shares purchasable upon the exercise of immediately exercisable stock options.

(3) Also includes 2,788 purchasable upon the exercise of immediately exercisable stock options.

(4) Includes 16,216 shares owned by Mr. Kovach's wife, 5,731 shares in the name of Merrill Lynch Pierce Fenner & Smith, FBO Donald L. Kovach and 3,458 shares in the name of Merrill Lynch Pierce Fenner & Smith, FBO Betty J. Kovach, 1,260 shares in the name of ICBA Financial Services FBO Donald L. Kovach, 1,365 shares in the name of ICBA Financial Services FBO Betty J. Kovach. Also includes 7,066 shares purchasable upon the exercise of stock options.

(5) Includes 37,730 shares over which Mr. Kovach has voting authority as administrator for The Sussex County State Bank Employee Stock Ownership Plan.

(6) Includes 12,800 shares in the name of Merrill Lynch Pierce Fenner & Smith FBO William E. Kulsar IRA and 5,215 shares in the name of Merrill Lynch Pierce Fenner & Smith FBO William E. Kulsar. Also includes 4,100 shares purchasable upon the exercise of immediately exercisable stock options.

(7) Includes 945 shares in the name of Sun America FBO Cynthia Leppert, IRA and 3, 235 in the name of Salomon Smith Barney FBO Edward J. Leppert, IRA. Also includes 2,000 shares purchasable upon the exercise of immediately exercisable stock options.

(8) Also includes 11,790 shares purchasable upon the exercise of immediately exercisable stock options.

(9) Also includes 11,769 shares purchasable upon the exercise of immediately exercisable stock options.

(10) Includes 11,600 shares in the name of American Express Trust Co. FBO Terry
     H. Thompson, IRA. Also includes 1,533 shares purchasable upon the exercise of immediately exercisable stock options.

(11) Includes 11,587 shares owned by the Zitone Construction & Supply Co., Inc. Profit Sharing Plan Trust, 21,438 shares owned by Zitone Family Limited Partnership and 315 shares in the name of Smith Barney FBO Joseph Zitone. Also includes 2,525 shares purchasable upon the exercise of immediately exercisable stock options.
                                      -9-

Annual Executive Compensation and All Other Compensation

     The following table sets forth a summary for the last three (3) fiscal years of the cash and non-cash compensation awarded to, earned by, or paid to, the Chief Executive Officer of the Company. Our CEO is the only executive officer whose remuneration exceeded $100,000 for the last fiscal year.

                           SUMMARY COMPENSATION TABLE

                         Cash and Cash Equivalent Forms
                                 of Remuneration
                                 ---------------



-------------------------------------------------------------------------------------------------------------------

                                   Annual Compensation                     Award         Payouts
-------------------------------------------------------------------------------------------------------------------
                                                                         Securities
 Name and                                               Other Annual     Underlying       LTIP         All Other
 Principal                                              Compensation     Options/SARs     Payouts     Compensation
 Position          Year      Salary ($)   Bonus ($)         ($)              (#)            ($)            ($)
-------------------------------------------------------------------------------------------------------------------
Donald L           2002       $188,143      -0-             (1)            3,000           None        $117,869 (5)
Kovach,          --------------------------------------------------------------------------------------------------

Chairman of        2001       $177,234      -0-             (1)            1,080           None        $94,156 (5)
the              --------------------------------------------------------------------------------------------------
Board,
President and CEO  2000       $168,618      -0-             (1)              315           None        $41,682 (5)

-------------------------------------------------------------------------------------------------------------------

George B
Harper,            2002       $ 50,000     $5,660(3)      $71,570(4)          --           None            -0-
President,       --------------------------------------------------------------------------------------------------

Tri-State          2001        $12,500(2)    --          $11,300(4)           --           None            -0-
Insurance
Agency, Inc.
-------------------------------------------------------------------------------------------------------------------
George
Lista, Chief       2002       $120,000      $5,660(3)     $68,495(4)          --           None            -0-
Operating        --------------------------------------------------------------------------------------------------
Officer,           2001       $30,000(2)     --           $11,300(4)          --           None            -0-
Tri-State        --------------------------------------------------------------------------------------------------
Insurance
Agency, Inc.
-------------------------------------------------------------------------------------------------------------------

     (1) During the fiscal years presented, the Company provided add itional life insurance and an automobile and provided a match to Mr. Kovach's 401 (k) plan account membership for Mr. Kovach. The use made thereof for personal purposes did not exceed 10% of the total cash compensation to such persons which is the sum of base salary and bonus and therefore is not included in the above table.

     (2) Messrs. Harper and Lista became executive officers of the Company on October 1, 2001 with the acquisition of Tri-State Insurance Agency, Inc. at annual salaries of $50,000 for Mr. Harper and $120,000 for Mr. Lista.

     (3) Bonus is the fair market value of 535 shares of the Company's common stock.

     (4) Represents commissions earned on the sale of insurance products.

     (5) Represents amount charged by the Company to expense in connection with the Supplemental Executive Retirement Plan ("SERP") implemented for Mr. Kovach in 2000.

Employment Agreements

     The Company and the Bank are parties to an Employment Agreement with Mr. Donald L. Kovach pursuant to which he serves as President and Chief Executive Officer of the Company and President and Chief Executive Officer of the Bank (the "Employment Agreement"). The Employment Agreement provides for a term ending on August 31, 2002, although it will be automatically extended on each anniversary date for up to two (2) additional one-year periods unless either party provides notice of their intention not to extend the contract. No such notice was given for the August 31, 2002 anniversary, and so the Employment Agreement is in effect until August 31, 2003. The Employment Agreement provides that Mr. Kovach will receive a base salary of $160,200, subject to increase or decrease, and may be granted a discretionary bonus as determined by the Board of Directors. The Employment Agreement permits the Company to terminate Mr. Kovach's employment for cause at any time. The Employment Agreement defines cause to mean personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of law, rule or regulation, other than traffic violations or similar offenses, or violation of a final cease and desist order, or a material breach of any provision of the Agreement. In the event Mr. Kovach is terminated for any reason other than cause, or in the event Mr. Kovach resigns his employment because he is reassigned to a position of lesser rank or status than President and Chief Executive Officer, his place of employment is relocated by more than 30 miles from its location on the date of the Agreement, or his compensation or other benefits are reduced, Mr. Kovach, or in the event of his death, his beneficiary, will be entitled to receive his base salary at the time of such termination or resignation for the remaining term of the Agreement. In addition, the Company will continue to provide Mr. Kovach with certain insurance and other benefits through the end of the term of the Agreement. Mr. Kovach's Employment Agreement further provides that upon the occurrence of a change in control of the Company, as defined in the Employment Agreement, and in the event Mr. Kovach is terminated for reasons other than cause or in the event Mr. Kovach, within 18 months of the change in control, resigns his employment for the reasons discussed above, he shall be entitled to receive a severance payment based upon his then current base salary. Under the Agreement, in the event the change in control occurs, Mr. Kovach is entitled to a severance payment equal to 2.99 times his then current base salary. The Employment Agreement also prohibits Mr. Kovach from competing with the Bank and the Company for a period of one year following termination of his employment.

     In connection with the Company's acquisition of Tri-State Insurance Agency, Inc. ("Tri-State") effective October 1, 2001, the Company entered into employment agreements with each of Messrs George B. Harper and George Lista. Under these agreements, each of Messrs. Harper and Lista is to be paid a base salary ($50,000 for Mr. Harper and $120,000 for Mr. Lista) and commissions for insurance products actually placed. In addition, each of Messrs Harper and Lista is entitled to receive bonuses based upon the net before tax income of Tri-State for each twelve-month period commencing on the effective date of the acquisition. To the extent Tri-State's net before tax income exceeds certain designated targets contained in each employment agreement, each of Messrs. Harper and Lista will be entitled to receive a bonus equal to 25% of the amount by which the net before tax income of Tri State exceeds the target. The bonus is to be paid in shares of the Company's common stock. The amount of stock to be issued will be determined by dividing the amount of the bonus by the fair market value of the Company's common stock, determined by taking the average closing price of the common stock for the fifteen trading days prior to issuance. For the twelve-month period ended September 30, 2002, Tri-State exceeded its targeted net before tax income, and each of Messrs. Harper and Lista received a bonus of 535 shares of the Company's common stock. The employment agreements with Messrs. Harper and Lista expire on September 30, 2006.


Retirement Plans

     The Bank maintains a salary continuation plan for Mr. Kovach. Under this plan, Mr. Kovach will receive a retirement benefit equal to 35% of his average final compensation determined by his last five years of employment. Mr. Kovach will receive this benefit in the event that he works to age 70, or he is involuntarily discharged prior to age 70 for any reason other than "cause". For purposes of the Salary Continuation Agreement, cause is defined in the same manner as under Mr. Kovach's Employment Agreement. Annual retirement payments are to be made for fifteen years under the Salary Continuation Agreement to Mr. Kovach or, in the event of his death, to his spouse.


1995 Incentive Stock Option Plan and 2001 Stock Option Plan

         The Company maintains the 1995 Incentive Stock Option Plan which provides for options to purchase shares of Common Stock to be issued to key employees of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate in the future. The Company also maintains the 2001 Stock Option Plan, under which options to purchase shares of Common Stock may be issued to employees, officers and directors of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate in the future. Recipients of options granted under the Plans are selected by the Stock Option Committee of the Board of Directors. The Stock Option Committee has the authority to determine the terms and conditions of options granted under the Plans and the exercise price therefore. The exercise price for options granted under the 1995 Incentive Stock Option Plan, and for Incentive Stock Options under the 2001 Stock Option Plan may be no less than the fair market value of the Common Stock. The exercise price for non-statutory options granted under the 2001 Stock Option Plan may be no less than 85% of the fair market value of the Common Stock.

     The following table sets forth information regarding stock option grants to the individuals named in the table above:




                      OPTION/SAR GRANTS IN LAST FISCAL YEAR


=============================================================================================================================

INDIVIDUAL GRANTS
-----------------------------------------------------------------------------------------------------------------------------
                          Number of Securities        % of Total
                             Underlying           Option/SARs Granted    Exercise or                      Present Value of
                            Options/SARs           to Employees in       Base Price      Expiration       Option on Date of
    Name                    Granted (#)(1)           Fiscal Year          ($/SH)           Date             Grant($)(2)
-----------------------------------------------------------------------------------------------------------------------------


Donald L. Kovach              3,000                   18.1%               $10.45          1/23/12              $1.61

=============================================================================================================================

-------------------

     (1) As of December 31, 2002, 750 of these options were immediately exercisable.

     (2) The present value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions: dividend yield of 2.50%, expected volatility of 14.43%, risk free interest rate of 4.45%, and an expected life of five (5) years.

     The following table sets forth information concerning the fiscal year-end value of unexercised options held by the executive officers of the Company named in the table above. No stock options were exercised by such executive officers during 2002.


                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                        YEAR AND FY-END OPTION/SAR VALUES



====================================================================================================================================


                                                                                                      Value of Unexercised
                                                                       Number of Securities          In-the-Money Options/SARs at
                                                                       Underlying Unexercised       FY-End ($) (based on $10.25 per
                                                          Value      Options/SARs at FY-End (#)                  share)
                               Shares Acquired on        Realized           Exercisable/                    Exercisable/
           Name                   Exercise (#)             ($)             Unexercisable                   Unexercisable
------------------------------------------------------------------------------------------------------------------------------------

      Donald L. Kovach               863                  $661              6,639/3,217                       $29,326/0(1)

====================================================================================================================================

-----------------------

(1) Mr. Kovach has options to purchase 1,020 shares which were not in the money at year end 2002.

Interest of Management and Others in Certain Transactions

     The Bank has made in the past and, assuming continued satisfaction of generally applicable credit standards, expects to continue to make loans to directors, executive officers and their associates (i.e. corporations or organizations for which they serve as officers or directors or in which they have beneficial ownership interests of ten percent or more). These loans have all been made in the ordinary course of the Bank's business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

     The Bank paid $15,900 to Irvin Ackerson for appraisal services rendered to the Bank during fiscal 2002. Irvin Ackerson continues to render appraisal services to the Bank.

     The Bank leases its Montague branch office from Montague Mini Mall, Inc. under a lease covering 1,200 square feet. The lease agreement was renewed as of April 1, 2002. As renewed, the lease will terminate on March 31, 2007, and provides for a monthly rent of $1,850. Mr. Joseph Zitone, a Director of the Company, is a majority stockholder of Montague Mini Mall, Inc. The Company considers the lease terms to be comparable to those which exist with unaffiliated third parties.


Recommendation and Vote Required

     Nominees will be elected by a plurality of the shares voting at the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ITS NOMINEES FOR THE BOARD OF DIRECTORS.


                              INDEPENDENT AUDITORS

     The Company's independent auditors for the fiscal year ended December 31, 2002 were Beard Miller Company, LLP. Beard Miller Company, LLP has advised the Company that one or more of its representatives will be present at the Annual Meeting to make a statement if they so desire and to respond to appropriate questions.

Audit Fees

     The Company was billed the aggregate amount of $48,918 for fiscal year 2002 for professional services rendered by Beard Miller Company, LLP for the audit of the Company's annual financial statements for 2002 and review of the financial statements included in the Company's forms 10-QSB during 2002.

Financial Information System Design and Implemental Fees

     The Company was not billed any amount for financial information system design and implementation services rendered by Beard Miller Company, LLP during 2002.

All Other Fees

     In addition to the audit fees described above, Beard Miller Company, LLP billed the Company $4,444 for consulting services regarding accounting compliance issues. The Audit Committee has reviewed these fees and determined that the provision of these services is compatible with maintaining the independence of Beard Miller Company, LLP. Other than these fees and the fees set forth above under Audit Fees, the Company was not billed for any services by Beard Miller Company, LLP for fiscal year 2002.

Change in Auditors

     For the year ended December 31, 2001, Arthur Andersen, LLP performed the audit of the Company's financial statements. In light of events impacting Arthur Andersen, LLP during 2002, the Company changed its independent auditors in April of 2002, dismissing Arthur Andersen, LLP and retaining Beard Miller Company, LLP as independent auditors. The decision to change auditors was recommended by the Company's Audit Committee. There were no disagreements with Arthur Andersen, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen, LLP, would have caused it to make reference to the subject matter of the disagreement in connection with their reports. The independent auditors report on the consolidated financial statements for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or auditing principles.

     In 2001 the Company changed independent auditors. The Company replaced Radics & Co., LLC with Arthur Andersen to serve as its independent auditors. The decision to change auditors was recommended by the Company's Audit Committee. For the fiscal years ended December 31, 2000 and 1999, the Company had retained the services of Radics & Co., LLC as its independent auditors. There have been no disagreements with Radics & Co., LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Radics & Co., LLC, would have caused it to make reference to the subject matter of the disagreement in connection with their reports. The independent auditor's report on the consolidated financial statements for the fiscal years ended December 31, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or auditing principles.

                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

     The Company believes that, during the fiscal year ended December 31, 2002, all persons subject to Section 16(a) have made all required filings for the fiscal year 2002.


                              STOCKHOLDER PROPOSALS

     Proposals of stockholders to be included in the Company's 2004 proxy material must be received by the Secretary of the Company no later than November 28, 2003.


                                  OTHER MATTERS

     The Board of Directors is not aware of any other matters which may come before the Annual Meeting. However, in the event such other matters come before the meeting, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendation of the Board of Directors.

                                 SUSSEX BANCORP
                               REVOCABLE PROXY FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 23, 2003

                 Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Candace A. Leatham and Terry H. Thompson and each of them, with full power of substitution, to vote all of the shares of Sussex Bancorp (the "Company") standing in the undersigned's name at the Annual Meeting of Shareholders of the Company, to be held at the Augusta office of Sussex Bank (the "Bank"), 100 Route 206, Augusta, New Jersey, on Wednesday, April 23, 2003, at 10:30 A.M., and at any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.


                       ANNUAL MEETING OF SHAREHOLDERS OF

                                 SUSSEX BANCORP

                                 April 23, 2003

                           Please date, sign and mail
                             your proxy card in the
                          envelope provided as soon as
                                   possible.

                Please detach and mail in the envelope provided.

     This proxy will be voted as specified below. If no choice is specified, the proxy will be voted "FOR" Management's nominees to the Board of Directors. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]



1. Election of the following four (4) nominees to each serve on the Board of Directors for the term described below and until their successors are elected and duly qualified:

NOMINEES:
[ ] Mark J. Hontz,             for a term of three (3) years
[ ] Donald L. Kovach           for a term of three (3) years
[ ] Joel D. Marvil             for a term of three (3) years
[ ] Edward J. Leppert          for a term of two (2) years

[ ]  FOR ALL NOMINEES

[ ]  WITHHOLD AUTHORITY FOR
     ALL NOMINEES

[ ]  FOR ALL EXCEPT
     (See instructions below)



2. In their discretion, such other business as may properly come before the meeting.


INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark"FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:


---------------------------------

---------------------------------

---------------------------------

---------------------------------


To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

                                 SUSSEX BANCORP